                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549



                                      Form 8-K

                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 15, 1999
                                                      ----------------------


                        YAMAHA MOTOR RECEIVABLES CORPORATION
                        ------------------------------------
               (Exact name of registrant as specified in its charter)
                   (Originator of the Yamaha Motor Master Trust)


           Delaware                  33-72806, 33-94784          33-0592719
           --------                  ------------------          ----------
 (State or other Jurisdiction         (COMMISSION FILE        (I.R.S. EMPLOYER
        of Incorporation)                 NUMBERS)           IDENTIFICATION NO.)

                                6555 KATELLA AVENUE
                                 CYPRESS, CA  90630
                      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                     -----------------------------------------

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (714) 761-7500


                                 Page 1 of 4
                       Exhibit Index appears on Page 4
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Item 5.   OTHER EVENTS

          Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the " Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the FEBRUARY 15, 1999 Distribution Date for the Collection Period ending JANUARY 31, 1999. A copy of such Monthly Servicer's Certificate is attached hereto as Exhibit 5.1.



                                          2

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                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        YAMAHA MOTOR RECEIVABLES CORPORATION
                        ------------------------------------
                                    (Registrant)


Dated:  February 15, 1999               By:  RUSSELL JURA
        -----------------               -------------------
                                        Name: Russell Jura
                                        Title:   Assistant Secretary


                                          3
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                                 INDEX TO EXHIBITS




   EXHIBIT                                                       METHOD OF
   NUMBER                        EXHIBIT                          FILING
  ---------                      -------                         ---------
     5.1            Monthly Servicer's Certificate               Filed Herewith
                    with respect to the FEBRUARY 15, 1999
                    Distribution Date for the Collection
                    Period ending JANUARY 31, 1999.




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